EXHIBIT 10.2

                             SUBSCRIPTION AGREEMENT


To: Onny Investment Limited



Ladies and Gentlemen:

         The   undersigned   subscriber   ("Subscriber")   hereby  tenders  this
Subscription Agreement (this "Agreement") in accordance with and subject to the terms and conditions set forth herein:

         1. Subscription.

         1.1 Subscriber hereby subscribes for and agrees to purchase the number of shares (the "Shares") of convertible preferred stock (the "Preferred Shares"), of Onny Investment Ltd., a British Virgin Islands corporation (the "Company"), indicated on the signature page attached hereto at the purchase price set forth on such signature page (the "Purchase Price"). Subscriber has made payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the Purchase Price of the Preferred Shares for which Subscriber is subscribing (the "Payment").

         1.2 This Agreement is part of an offering of Preferred Shares being conducted by the Company (the "Offering"). Under the terms of the Offering, the Company seeks to raise $5 million (USD) (proceeds from the Offering being referred to herein as the "Gross Offering Proceeds") based on an Offering price of $500 per share, which represents 25.2% of the equity ownership in the Company. As soon as reasonably practicable following the closing of the Offering, such Preferred Shares shall be converted on a one for one basis into shares of the Company's common capital stock and then exchanged for shares of the common stock (the "Public Company Shares") of a US domiciled company that is obligated to file periodic reports with the US Securities and Exchange Commission and whose shares are eligible for quotation on the NASD Over-the Counter Bulletin Board (the "Public Company") upon the closing of a stock exchange transaction (the "Exchange Transaction") between the Company and the Public Company. Upon consummation of the Exchange Transaction, it is anticipated that Subscribers in the Offering will own 20 % of the issued and outstanding common stock of the Public Company. The Subscribers and the Company acknowledge and agree that immediately after the consummation of the Exchange Transaction, the Public Company shall issue to Ms. Heung Mei Tsui (a shareholder of the Company) an additional 4,723,056 shares of the Public Company Stock (the "Post Closing Shares") to which she would otherwise have been entitled under the Exchange Transaction.

         1.3 The Company agrees that neither it nor the Public Company shall undertake any other financings (other than acquisitions utilizing capital stock of the Company or the Public Company, it being understood that the shares issuable in such transaction shall not be registered until the Registration Statement is deemed effective by the SEC) involving Equity Common Shares (as defined below) on terms more favorable than those in the Offering until thirty
(30) days after the effectiveness of the Registration Statement (as that term is defined below) covering all of the Public Company Shares, without the prior written approval of the holders of a majority of the holders of the Public Company Shares. The Company and the Public Company may complete a financing on terms that are less favorable than those in the Offering at their discretion; however, the Company acknowledges that the Equity Common Shares sold in such an offering can not be registered for resale until after the date the Registration Statement is declared effective by the SEC. The term "Equity Common Shares" as used herein shall mean all capital stock of the Company or the Public Company, plus all rights, warrants, options, convertible preferred shares, indebtedness, exchangeable securities or other rights, exercisable for or convertible into, directly or indirectly, capital stock of the Company or the Public Company. Notwithstanding the above, "Equity Common Shares" shall not include any common shares of the Public Company issued pursuant to any incentive or stock option plan of the Public Company approved by the shareholders or the board of directors of the Public Company.


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         1.4 Subscriber  understands that it will not earn interest on any funds held by the Company prior to the date of closing of the Offering. The funds will be held in escrow pending the closing of the Offering. Attached as Exhibit "A" hereto is the form of Escrow Agreement (the "Escrow Agreement") that will govern the maintenance of funds until the sooner of the closing of the Offering or the expiration thereof. The Closing Date of the Offering is referred to as the "Closing Date." The Closing shall occur on or before October 15, 2005. The Company shall have the right to a one time 45 day extension of the Closing Date upon receipt of the written consent of all Subscribers to the Offering . If the Offering is not closed by said date all Gross Offering Proceeds then in escrow shall be returned to the Subscriber. The closing shall be deemed to have occurred upon the satisfaction of the following conditions and in the following sequence: (a) confirmation from the Escrow Agent, as identified in the Escrow Agreement, that $5million is on deposit; (b) participation by the each of the Subscribers to the Offering in the Exchange Transaction; and (c) the Public Company files a registration statement on a suitable form (the "Registration Statement") with the U.S. Securities and Exchange Commission to register the Public Company Shares held by the Subscribers to the Offering. Gross Offering Proceeds will not be released to either the Company or the Public Company until such time as each of the forgoing has been completed. Certificates will be issued in the name of each such Subscriber, and the name of such Subscriber will be registered on the stock transfer books of the Public Company as the record owner of Public Company Shares. As of the filing date of the Registration Statement, the Public Company will promptly thereafter issue to each subscriber a stock certificate for the Public Company Shares to which it is entitled.

         1.5 Subscriber hereby agrees to be bound hereby upon (i) execution and delivery to the Company of the signature page to this Agreement and (ii) written acceptance on the Closing Date by the Company of Subscriber's subscription, which shall be confirmed by faxing to the Subscriber the signature page to this Agreement that has been executed by the Company (the "Subscription").

         2. Offering Materials

         Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items:

                  (a) The Company's business plan, the form of which is attached hereto (the "Business Plan");

                  (b) The rights and privileges are described in the Restated and Amended Articles of Incorporation of the Company;

                  (c) The audited financial statements of Hainan Helpson Medicine & Biotechnique Co., Ltd., the Company's sole wholly-owned subsidiary in China ("Helpson"), for the fiscal years ended December 31, 2003 and 2004 and June 30, 2005 (the "Financial Statements");

                  (d) The Exchange Agreement;

                  (e) The Escrow Agreement; and

                  (f) A draft of the Registration Statement.

         The documents listed in this Section 2 shall be referred to herein as the "Disclosure Documents."

         3. Conditions to Subscriber's Obligations.

         3.1 The obligation of Subscriber to close the transaction contemplated by this Agreement (the "Transaction") is subject to the satisfaction on or prior to the Closing Date of the following conditions set forth in Sections 3.2 through 3.8 hereof.

         3.2 The Company shall have executed this Agreement.

         3.3  The  Board  of  Directors  of  the  Company   shall  have  adopted
resolutions consistent with Section 4.1(d) below.



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

         3.4 Subscriber shall have received copies of all documents and information which it may have reasonably requested in connection with the Offering.

         3.5 The Exchange shall have been simultaneously consummated.

         3.6 The Registration Statement shall have been filed with the SEC. It being further acknowledged that the effectiveness of the Registration Statement shall be maintained until the earlier of the second anniversary of the declaration of its effectiveness by the SEC or the date all the shares of the common stock registered therein have been sold.

         3.7 The representations and warranties of the Company shall be true and correct on and as of the Closing Date as though made on and as of such date.

         3.8 If so requested by Subscriber, the Company shall have delivered to the custodian for the Subscriber duly executed certificate(s), registered in the name of Subscriber's nominee, representing the Public Company Shares.

         4. Representations and Warranties; Covenants; Survival.

         4.1 The Company represents and warrants to Subscriber that, at the date of this Agreement and as of the Closing Date:

                  (a) The Company and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation, with all requisite corporate power and authority to carry on the business in which they are engaged and to own the properties they own, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company and each of its subsidiaries are duly qualified and licensed to do business and are in good standing in all jurisdictions where the nature of their business makes such qualification necessary, except where the failure to be qualified or licensed would not have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole. The ownership of Helpson by the Company complies with all applicable laws of the People's Republic of China.

                  (b) Except as otherwise described in the Disclosure Documents, there are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Company threatened, against the Company or its subsidiaries, that could reasonably be expected to have a material adverse effect on the Company or any subsidiary, any of the Preferred Shares, or the business of the Company and its subsidiaries, or which concerns the transactions contemplated by this Agreement.

                  (c) The audited financial statements of Helpson as of December 31, 2003 and 2004, and as of June 30, 2005 including the notes contained therein, fairly present the financial position of Helpson at the respective dates thereof and the results of its operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. Since June 30, 2005, there has been no material adverse change in the financial condition of the Company or Helpson from the financial condition stated in such financial statements.

                  (d) The Company, by appropriate and required corporate action, has, or will have prior to the closing, duly authorized the execution of this Agreement and duly effected the issuance of the convertible Preferred Shares. The convertible Preferred Shares are not subject to preemptive or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement, the Preferred Shares will be validly issued, fully paid and nn-assessable and free and clear of all pledges, liens and encumbrances.

                  (e) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the charter documents of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default



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         under,  or result in the creation or imposition of any lien,  charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is not in default under any provision of its organizational documents or under any provision of any agreement or other instrument to which it is a party or by which it is bound or of any law, governmental order, rule or regulation so as to affect adversely in any material manner its business or assets or its condition, financial or otherwise.

                  (f) The Disclosure Documents, taken together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

                  (g) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (h) No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Preferred Shares under this Agreement.

                  (i) The Company is not now, and after the sale of the Preferred Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Preferred Shares will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (j) Subject to the accuracy of the Subscriber' representations and warranties in Section 7 of this Agreement, the offer, sale, and issuance of the Preferred Shares in conformity with the terms of this Agreement constitute transactions made exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and from the registration or qualification requirements of the laws of any applicable state.

                  (k) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Subscriber.

                  (l) Ms. Heung Mei Tsui will escrow that number of shares of the Public Company's common stock, that she will receive as a result of the Exchange Transaction, representing 20% of the Public Company's issued and outstanding common capital stock immediately following the closing of the Exchange Transaction (the "Make Good Pool"), so that in the event the consolidated financial statements of the Public Company do not reflect $8 million of Net Income ("NI") for the fiscal year ending December 31, 2006 (the "Guaranteed NI") the Make Good Shares can be distributed on a pro rata to the Subscribers of this Offering in accordance with the following formula:

                  Make Good Shares = (($8 million - Actual FY 06 US GAAP Net Income) /$8m)X Make Good Pool

                  If required, the Make Good Shares will be delivered to participants in the Offering within ten (10) business days of the date the audit report for the period is filed with the SEC.

                  (m) Halter Financial Group agrees that, without the express written consent of the Company, it will not sell, transfer or otherwise dispose of, except to its affiliates, fifty percent (50%) of its holdings in the Public Company until the earlier of the date the Company completes an equity based financing or the date which is nine months following the Closing of this Offering



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

                  (n) Immediately following the Closing, but no later than 9:30am Eastern Time on the following business day, the Company shall issue a press release, in a form suitable to the Subscribers, disclosing the material terms of the Offering.

                  (o) The Company agrees that all required documents related to the Offering will be filed as exhibits to the Current Report on form 8-K to be filed with the SEC by the Public Company following the Exchange Transaction.

         4.2 Capital Structure. The authorized capital of the Company is Five Million Dollars US$5,000,000.00 divided into 40,000 shares of Ordinary Shares of US$100 par value and 10,000 shares of Preferred Shares of US$100 par value.

                  (a) Ordinary Shares. A total of 40,000 authorized Ordinary Shares, each with a par value of US$100 per shares, of which 29,700 shares have been issued and allotted.

                  (b)  Preferred   Shares.  Of  a  total  of  10,000  authorized
         Preferred Shares, each with a par value of US$100 per share, none of which are issued and allotted before the Closing.

                  (c ) On the date of Closing, there will be totally in the amount of 29,700 Ordinary Shares and 10,000 Preferred Shares issued and outstanding.

         4.3 The Company shall indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to any other person or firm acting on behalf of the Company hereunder.

         5. Transfer and Registration Rights.

         5.1 Subscriber acknowledges that it is acquiring the Preferred Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act and any applicable state or other securities laws ("State Acts"). Subscriber further agrees that, except in connection with the Exchange Transaction, it will not sell, assign, transfer or otherwise dispose of any of the Preferred in violation of the Securities Act or state blue sky laws and acknowledges that, in taking unregistered Preferred Shares, it must continue to bear economic risk in regard to its investment for an indefinite period of time because of the fact that such securities have not been registered under the Securities Act or state blue sky laws and further realizes that such securities cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

         5.2 The Preferred Shares issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Securities Act.

         6. Closing.

         6.1 The closing of the Offering shall take place at such time and at such place as the Company shall determine, provided that the Closing shall occur no later than October 15, 2005, unless otherwise extended pursuant to the terms of this Agreement. If the closing of the sale of Preferred Shares to Subscriber has not occurred within the time frame provided in the previous sentence, then Subscriber may terminate this Agreement by giving written notice to the Company.

         7. Subscriber Representations. Subscriber hereby represents, warrants and acknowledges and agrees with the Company as follows:

         7.1 Subscriber has been furnished with and has carefully read the Disclosure Documents as set forth in Section 2 hereto and is familiar with the terms of the Offering. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company (or any agent or representative of any of the Company). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber's legal, tax, accounting and financial advisers the suitability of an investment in the Preferred Shares for Subscriber's particular tax and financial situation.



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

         7.2 Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber's attorney, accountant or other adviser(s).

         7.3 Subscriber and/or Subscriber's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the Offering.

         7.4 Subscriber is not subscribing for the Preferred Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

         7.5 Subscriber is an "accredited investor," within the meaning of Rule 501(a) of Regulation D under the Securities Act ("Regulation D"). Subscriber, by reason of Subscriber's business or financial experience or the business or financial experience of Subscriber's professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate, directly or indirectly, can be reasonably assumed to have the capacity to protect
Subscriber's own interests in connection with the transaction. Subscriber further acknowledges that he has read the written materials provided by the Company.

         7.6 Subscriber has adequate means of providing for Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Preferred Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

         7.7 Subscriber has such knowledge and experience in financial, tax and business matters so as to enable Subscriber to use the information made available to Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Preferred Shares and to make an informed investment decision with respect thereto.

         7.8 Subscriber recognizes that investment in the Preferred Shares involves substantial risks. Subscriber further recognizes that no Federal or state agencies have passed upon this offering of the Preferred Shares or made any finding or determination as to the fairness of this investment.

         7.9 Subscriber acknowledges that each certificate representing the Public Company Shares shall contain a legend substantially in the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         7.10 If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Preferred Shares, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Preferred Shares; (ii) the



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

signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and
(iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Preferred Shares, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Regulation D and has submitted information substantiating such individual qualification.

         7.11 If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Preferred Shares poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Preferred Shares to offset taxable income.

         8. Understandings.

         Subscriber understands, acknowledges and agrees with the Company as follows:

         8.1 Subscriber hereby acknowledges and agrees that upon notice of acceptance from the Company pursuant to Section 1.3, the Subscription hereunder is irrevocable by Subscriber, that, except as required by law or as permitted under Section 6.1 above, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         8.2 No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment, nor any recommendations or endorsement of the Preferred Shares.

         8.3 The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein.

         8.4 It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         8.5 No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker's, finder's or similar fee or commission in connection with this Subscription.

         8.6 Subscriber acknowledges that the information furnished in this Agreement by the Company to Subscriber or its advisers in connection with the Offering, is confidential and nonpublic and agrees that all such written information which is material and not yet publicly disseminated by the Company shall be kept in confidence by Subscriber and neither used by Subscriber for Subscriber's personal benefit (other than in connection with this Subscription), nor disclosed to any third party, except Subscriber's legal and other advisers who shall be advised of the confidential nature of such information, for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company). The representations, warranties and agreements of Subscriber and the Company contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all material respects on and as of the Closing Date of such Subscription as if made on and as of the date the Company executes this Agreement and shall survive the execution and delivery of this Agreement and the purchase of the Preferred Shares.

         IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE PREFERRED SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         9. Miscellaneous.

         9.1 Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth below:

                          Insert the Company's address





          and in the case of Subscriber to the address set forth below:

                      _____________________________________
                      _____________________________________
                      _____________________________________
                      _____________________________________


         9.2 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the British Virgin Islands, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         9.3 In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party, as determined by the finder of fact, shall be entitled to be reimbursed by the opposing party for all of the prevailing party's reasonable outside attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

         9.4 This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. The Company acknowledges that all material facts upon which it has relied in forming its decision to enter into this Agreement are expressly set forth herein and further acknowledges that the Subscriber has not made any representations, express or implied, which are not set expressly set forth herein. This Agreement supercedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         9.5 The Company shall indemnify, defend and hold harmless Subscriber and each of its agents, partners, members, officers, directors, representatives, or affiliates (collectively, the "Subscriber Indemnities") against any and all losses, liabilities, claims and expenses, including reasonable attorneys' fees ("Losses"), sustained by Subscriber Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement (including the Exhibits hereto) or in any document delivered in connection herewith.

         9.6 Subscriber shall indemnify, defend and hold harmless the Company and each of its agents, partners, members, officers, directors, representatives, or affiliates (collectively, the "Company Indemnities") against any and all

Losses sustained by the Company Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or non-fulfillment of any representation, warranty, covenant or agreement made by or other obligation of Subscriber contained in this Agreement (including the Exhibits hereto) or in any document delivered in connection herewith.

         9.7 The Company shall not issue any public statement or press release, or otherwise disclose in any manner the identity of the Subscriber or that Subscriber has purchased the Preferred Shares, without the prior written consent of the Subscriber, except as may be required by applicable law; provided, however, that the Company may disclose such information in the Registration Statement filed with the SEC.

         10. Signature. The signature page of this Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."

                   SUBSCRIPTION AGREEMENT GENERAL INSTRUCTIONS

General Instructions

         These  Subscription   Documents  contain  all  documents  necessary  to
subscribe for Preferred Shares ("Preferred Shares"), of Onny Investment Limited, a British Virgin Islands corporation (the "Company").

         You may subscribe for Preferred Shares by completing the Subscription Agreement in the following manner:

         1. On line (a) of the signature page state the number of Preferred Shares you wish to purchase.

         2. On line (b) of the signature page state the total cost of the Preferred Shares you wish to purchase. To obtain the cost, multiply the number of Preferred Shares you desire to purchase by the purchase price per Preferred Share set forth therein.

         3. Sign and state your address, telephone number and social security or other taxpayer identification number on the lines provided on the signature page to the Subscription Agreement and deliver the completed Subscription Agreement with payment of the entire purchase price of the Preferred Shares subscribed for as set forth below. Payment should be made in United States Dollars by wire transfer to:

                      _____________________________________
                      _____________________________________
                      _____________________________________
                      _____________________________________


The Subscription Agreement Signature Page must be completed and signed by each investor. Send all documents to:



THE COMPLETED SUBSCRIPTION AGREEMENT SHOULD BE RETURNED IN ITS ENTIRETY TO THE ESCROW AGENT DESIGNATED ABOVE.

Acceptance of Delivery

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the completed Subscription Agreement will be reasonably determined by the Company. The Company reserves the absolute right to reject any completed Subscription Agreement, in its sole and absolute discretion. The Company also reserves the right to waive any irregularities in, or conditions of, the submission of completed Subscription Agreements. The Company shall be under no duty to give any notification of irregularities in connection with any attempted subscription for Preferred Shares or incur any liability for failure to give such notification. Until such irregularities have been cured or waived, no subscription for Preferred Shares shall be deemed to have been made. Any Subscription Agreement that is not properly completed and as to which defects have not been cured or waived will be returned by the Company to the Subscriber as soon as practicable.

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE


         The undersigned investor hereby certifies that he or she (i) has received and relied solely upon information provided by the Company, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth in this Subscription Agreement and (iv) is a resident of the state indicated below.

         (a)      The undersigned subscribes for _________ Preferred Shares.
         (b) The total cost of the Preferred Shares subscribed for, at $500 per Preferred Share, is $________ (the "Purchase Price").



_____________________________
Name of Subscriber (Print)       If other than Individual check one and indicate
                                 capacity of signatory under the signature:

_____________________________    [_] Trust
Name of Joint Subscriber         [_] Estate
(if any) (Print)                 [_] Uniform Gifts to Minors Act of State of____
                                 [_] Attorney-in-fact
                                 [_] Corporation
_____________________________    [_] Other______________________________________
Signature of Subscriber

                                 If Joint Ownership, check one:
_____________________________
Signature of Joint Subscriber
(if any)                         [_] Joint Tenants with Right of Survivorship
                                 [_] Tenants in Common
_____________________________    [_] Tenants by Entirety
Capacity of Signatory            [_] Community Property
(if applicable)


_____________________________    Backup Withholding Statement:
Social Security or               Please check this box only if the investor
Taxpayer Identification Numbe    is subject to:

                                 [_] backup withholding.
_____________________________
Residence Address                Foreign Person:
                                 Please check this box only if
                                 the investor is a:
_____________________________
City      State     Zip Code     [_] nonresident  alien,  foreign  corporation,
                                     foreign  partnership,   foreign  trust  or
                                     foreign estate.



Telephone (   )__________________________
Telecopy No. ____________________________


The investor agrees to the terms of this Subscription Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the investor (unless the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

         THE SUBSCRIPTION FOR __________PREFERRED SHARES OF ONNY INVESTMENT LIMITED BY THE ABOVE NAMED SUBSCRIBER(S) IS ACCEPTED AS OF _____________, 2005.



                                       ONNY INVESTMENT LIMITED


                                       By: _____________________________________

                                       Title:___________________________________